EXHIBIT 10.15
                                                                   -------------


         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of February 15, 2001, among RxBazaar.com, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's Series A Convertible Preferred Stock, $.001 par value per share (the "Preferred Stock"), which are convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                PURCHASE AND SALE

         1.1      The Closing.

                  (a) The Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase an aggregate of 3,133,333 shares of Preferred Stock (the "Shares") for an aggregate purchase price of $4,700,000. The closing of the purchase and sale of the Preferred Stock (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                      (ii) On the Closing Date, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each
Purchaser: (1) stock certificates, registered in the name of such Purchaser, representing a number of Shares equal to the quotient obtained by dividing the purchase price indicated below such Purchaser's name on the signature page to this Agreement by 1.5, (2) a common stock purchase warrant in the form of
Exhibit D pursuant to which such Purchaser shall be entitled to purchase the number of shares of Common Stock set forth therein (collectively, the
"Warrants") and (3) the legal opinion of Chu, Ring & Hazel LLP, outside counsel to the Company in the form of Exhibit C; (B) the Company will deliver to Kenilworth, LLC an executed Guaranty and Pledge Agreement, dated the date hereof, among the Company, DynaGen, Inc. and Kenilworth LLC, in the form of Exhibit E (the "Pledge Agreement"); and (C) each Purchaser shall deliver (1) the purchase price indicated below such Purchaser"s name on the signature page to this Agreement, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose and
(2) an executed Pledge Agreement.
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         1.2 Terms of Preferred Stock. The Preferred Stock shall have the rights preferences and privileges set forth in Exhibit A, and shall be incorporated into a certificate of designation (the "Certificate of Designation") to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in form and substance mutually agreed to by the parties.

         1.3 Certain Defined Terms. For purposes of this Agreement: (a) "Trading Day" shall have the meanings set forth in Exhibit A, (b) "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the Commonwealth of Massachusetts are authorized or required by law or other governmental action to close, and (c) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby make the following representations and warranties to the Purchasers:

                  (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 2.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Certificate of Designation, the Pledge Agreement or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any of the Subsidiaries is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each of the Subsidiaries. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company or of any of the Subsidiaries entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any of the Subsidiaries by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c) or as a result of the purchase and sale of the Shares and the Warrants, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

                  (d) Issuance of the Shares and the Warrants. The Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will, at all times while either the Shares or the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Shares and the Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Warrants and the Certificate of Designation. All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Shares and the Warrants. The shares of Common Stock issuable upon conversion of the Shares, payment of dividends thereon and exercise of the Warrants are referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Certificate of Designation and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

                  (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any of the Subsidiaries' certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or any of the Subsidiaries' debt or otherwise) or other understanding to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and
(iii), as would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, would not reasonably be expected to have or result in a Material Adverse Effect.

                  (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Certificate of Designation with the Secretary of State of Delaware, (ii) the filings required pursuant to Section 3.10, (iii) applicable Blue Sky filings, and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, a "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Neither the Company nor any
Subsidiary: (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as would not reasonably be expected to individually or in the aggregate, have or result in a Material Adverse Effect.

                  (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the

Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) Financial Statements. The financial statements of the Company have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 2000: (a) there has been no event, occurrence or development that has resulted or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company"s financial statements pursuant to GAAP, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing compensation agreements or Subsidiary stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (n) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business and which the failure to so would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or the Subsidiaries violates or infringes upon the rights of any Person, to the best knowledge of the

Company. All such Intellectual Property Rights are enforceable and, to the Company's knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (o) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect (the "Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (p) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

                  (q) Absence of Certain Proceedings. Except as set forth in
Schedule 2.1(a): (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have or result in a Material Adverse Effect; and (ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty.

                  (r) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (s) Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary corporate action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any amount of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchasers has been advised by counsel in connection with the transactions contemplates hereby.

                  (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the documents and other material listed on Schedule 2.2(f) hereto as well as the other Schedules to this Agreement (collectively, the "Disclosure Materials") and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses, or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (h) Reliance. Such Purchaser understands and acknowledges that: (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

         The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to any transferee that certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER

         THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  The Underlying Shares shall not contain the legend set forth above nor any other legend at any time while a registration statement covering the Underlying Shares is effective under the Securities Act or the holder of any such security is relying on Rule 144(k) promulgated under the Securities Act ("Rule 144(k)") in connection with the resale of such Underlying Shares or, in the event there is not an effective registration statement covering the resale of the Underlying Shares at such time and Rule 144(k) is not then available, if, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         3.3 Conversion and Exercise Procedures. The exercise notice pursuant to the Warrants and the conversion notice pursuant to the Certificate of Designation set forth the totality of the procedures with respect to the conversion of the Shares and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Shares and exercise their Warrants.

         3.4 Reservation of Underlying Shares. The Company shall maintain a reserve of shares of Common Stock for issuance upon the conversion in full of the Shares in accordance with this Agreement and the Certificate of Designation, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

         3.5 Conversion and Exercise Obligations of the Company. The Company shall honor conversion of the Shares and exercise of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Certificate of Designation and the Warrants.

         3.6      [Intentionally left blank]

         3.7 Certain Securities Laws Disclosures; Publicity. The Company shall timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than two Business Days prior to the filing of the Form D required hereby provide a copy thereof to the Purchasers. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         3.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes.

         3.9 Reimbursement. If any Purchaser becomes involved in any capacity in any Action brought by or against any Person, including stockholders of the Company, solely as a result of the acquisition of the Securities hereunder, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of the acquisition of the Securities hereunder.

         3.10     Registration Rights.

                  (a) Piggyback Registration. If at any time the Company determines to register under the Securities Act for sale to the public any of the Company's securities on a form that also would permit the registration under the Securities Act for sale to the public of any Underlying Shares (for purposes of this Section, the "Registrable Shares"), the Company shall within 10 days thereafter give the holders of Registrable Shares notice of its intent to effect a registration. The Company shall include in such registration all Registrable Shares with respect to which the Company shall have received a notice, from one or more such holder (a "Piggyback Request") specifying the number of Registrable Shares to be included, within 30 days after the Company shall have given the holders of Registrable Shares the notice pursuant to this Section. If a holder of Registrable Shares has made a Piggyback Request hereunder, the Company may terminate or withdraw the registration statement initiated by it only if the board of directors of the Company reasonably determines that proceeding with the registration statement pursuant to which the Piggyback Request has been made would not be in the best interests of the Company.

                  (b) Demand Registration. At any time after the first anniversary of this Agreement, but not in connection with an initial public offering of the Company's securities, upon receipt of a notice (a "Demand Request") from a Purchaser, the Company shall promptly file a registration statement on an appropriate form under the Securities Act and use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Shares specified in the Demand Request (a "Demand Registration"). The Company shall be obligated to effect only six Demand Registrations upon request by a Purchaser. Notwithstanding the foregoing, if, for any reason either
(a) a Demand Registration fails to become effective and to provide for the distribution of at least 90% of the Registrable Shares specified in the Demand Request, or (b) the effectiveness of a Demand Registration intended to permit an offering of securities from time to time on a delayed or continuous basis (a "Shelf Registration") is not maintained for at least 120 days or for such shorter period as shall have permitted all of the Registrable Shares registered pursuant to such Shelf Registration to have been sold, then each Purchaser shall thereafter continue to be entitled to the same number of Demand Registrations in accordance with this Section to which it had been entitled immediately before the Demand Request that gave rise to that Demand Registration. Demand Requests under this Section may not be made more frequently than one time in any 180-day period. Any Demand Request delivered pursuant to the terms hereof shall include shares of Common Stock issuable upon conversion of the Shares.

                  (c) Obligation of the Participating Purchasers. Any Demand Request or Piggyback Request (a "Request") by holders of Registrable Shares intending to participate in a sale of the Company's securities (each individually a "Participating Holder" and collectively the "Participating Holders") shall express the present intent to offer for sale to the public the number of shares to be included in the registration and contain an undertaking reasonably to provide such information and materials and take such action as may be required to permit the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the registration. Insofar as the methods of distribution proposed to be used by any Participating Holder are not reflected in the last prospectus filed by the Company as part of a registration statement under the Securities Act or pursuant to Rule 424 under the Securities Act, such Participating Holder shall promptly provide the Company with a description of the method or methods of distribution of the Registrable Shares from time to time contemplated by such Participating Holder.

                  (d) Obligations of the Company. Whenever required to effect the registration of any Registrable Shares pursuant to the terms hereof, the Company shall, as expeditiously as reasonably possible:

                      (i) Prepare and file with the Commission a registration with respect to such Registrable Shares and use its reasonable best efforts to cause such registration to become and remain effective, provided, that in connection with any proposed registration intended to be a Shelf Registration, the Company shall in no event be obligated to cause any such registration to remain effective for more than one hundred twenty (120) days.

                      (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration.

                      (iii) Furnish to the Participating Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

                      (iv) After the earliest of: (A) the closing of the sale of securities of the Company pursuant to a registration, (B) the registration by the Company of a class of securities under Section 12 of the Exchange Act of 1934 (the "Exchange Act"), or (C) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                            (1) comply with the requirements of Rule 144 under
the Securities Act with respect to current public information about the Company;

                            (2) use its reasonable best efforts to file with the
Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                            (3) furnish to any holder of Registrable Shares upon
request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration; and

                            (4) provide and maintain a transfer agent for the
Common Stock.

                      (v) Register and qualify the securities covered by such registration under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration, provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, file a general consent to service of process or subject itself to taxation in any such states or jurisdictions.

                      (vi) Use its reasonable best efforts to: (i) cause all the Registrable Shares to be listed on a national securities exchange, if the Registrable Shares are not already so listed, and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of the Registrable Shares is then permitted under the rules of such exchange, or (ii) secure designation of the Common Stock as a Nasdaq Stock Market "national market system security" within the meaning of the Exchange Act or, failing that, to secure listing on the Nasdaq National Market for the Registrable Shares and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to Common Stock with the National Association of Securities Dealers, Inc.

                      (vii) Enter into such customary agreements (including an underwriting agreement in customary form with a managing underwriter reasonably satisfactory to a majority of the Participating Holders) and take such other actions as a majority of the Participating Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Shares.

                      (viii) On the effective date of such registration statement or, in the case of an underwritten offering, on the date of delivery of the Registrable Shares sold pursuant thereto, cause to be delivered to the Participating Holder and the underwriters, opinions of counsel for the Company, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to counsel for the underwriters and counsel for the Participating Holder, covering the matters customarily covered in opinions given to underwriters and selling stockholders, respectively, in primary underwritten public offerings. Immediately prior to the effectiveness of such registration statement or, in the case of an underwritten offering, at the time of delivery of any Registrable Shares sold pursuant thereto, the Company shall cause to be delivered to the Participating Holder and the underwriters a "cold comfort" letter from the Company's independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations of the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent public accountants delivered in connection with underwritten public offerings.

                      (ix) Make available for inspection by any Participating Holder, by any underwriter participating in any disposition to be effected pursuant to such registration and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company, and use its best efforts cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Participating Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

                      (x) Permit any Participating Holder which, in the sole and exclusive judgment, exercised in good faith, of such Participating Holder, might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of such registration and to require the insertion therein of material, furnished to the Company in writing, which in the judgment of such controlling Participating Holder should be included and which is reasonably acceptable to the Company.

                      (xi) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.

                      (xii) Make such representations and warranties to the Participating Holders and the underwriters as are customarily made by issuers to underwriters and selling stockholders, as the case may be, in underwritten public offerings.

                  (e) Conditions to the Obligations of the Company. The Company may postpone, for up to 30 days, the filing of any registration otherwise required to be prepared and filed by it under this Agreement, or postpone the filing of a pre- or post-effective amendment otherwise required to be prepared and filed if, at the time it receives a Piggyback Request or Demand Request: (a) the Company determines in good faith that the registration and offering would require disclosure of material information that would have a material adverse effect on the Company and promptly gives the Participating Holders notice of that determination (it being understood, however, that, in any such event, the Company shall use reasonable best efforts to minimize the length of the postponement) or (b) the chief executive officer of the Company certifies to the Participating Holders that the Company has a present intention to file a registration statement with respect to authorized and unissued shares of the Company's capital stock within such 30-day period. If the Company shall so postpone the filing of a registration, the Participating Holders shall have the right to withdraw their Request by giving written notice to the Company within 30 days after the Company shall have given the notice of postponement and, in the event of the withdrawal, the Request that was withdrawn shall not be deemed to have been made.

                  (f) Underwriting Requirements. If, in connection with any Demand Request or Piggyback Request hereunder, the underwriter managing the applicable offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered may not be included in the offering, Registrable Shares may be eliminated from the offering, provided, that
(i) Registrable Shares shall be eliminated PRO RATA among Participating Holders based upon the number of Registrable Shares requested to be so registered by each Participating Holder and (ii) the total of Registrable Shares to be eliminated, as a percentage of Registrable Shares requested to be registered, shall be no greater than the percentage of authorized but unissued shares, if any, or shares held by other stockholder, if any, to be included in such registration.

                  (g) Expenses of Registration. All expenses (excluding underwriting and brokerage commissions attributable to the Registrable Shares to be sold which shall be paid by the Participating Holders) incurred in connection with all registrations under this Agreement and the "blue sky" qualifications referred to herein, including, without limitation, all registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne by the Company. In connection with Demand Registrations, the Company shall further bear the reasonable fees and expenses of one counsel for the Participating Holders who shall be selected by the majority of Participating Holders making a Demand Request, as the case may be.

                  (h) Other Registration Rights. Except as set forth in Schedule
3.10 (h) or to the extent waived, modified, amended or terminated pursuant to the terms hereof, the Company shall not enter into, amend or waive any of its rights under any agreement entitling any person or entity to registration rights, and the Company shall not in fact register any shareholder's shares under the Securities Act, if, as a consequence, the rights of the holders of Registrable Shares under this Section are adversely affected (it being understood that any such registration rights or registration that would result in any reduction in the number of Registrable Shares to be included in an underwritten offering pursuant to a Demand Request or Piggyback Request and any registration rights or registration that would impose lesser obligations on the shareholder than are imposed on the holders of Registrable

Shares under this agreement shall be deemed adversely to affect such holders' rights under this Section).

                  (i) Transfer of Registration Rights. The registration rights of any Purchaser (and of any transferee of any Purchaser) under this Agreement with respect to any Registrable Shares may be transferred to any transferee who acquires (otherwise than in a registered public offering) such Registrable Shares, provided, that the Company is given written notice by the transferor promptly after such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

                  (j) "Lock-Up" Agreement. Each Purchaser, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other equity securities of the Company pursuant to a registration, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other equity securities of the Company held by such Purchaser for a specified period of time (not to exceed 240 days) following the effective date of such registration, provided, that all officers and directors of the Company in such offering enter into similar agreements.

                  (k) Termination of Registration Rights. All rights granted to the holders of Registrable Shares hereunder shall terminate when all of the Registrable Securities can be sold without limitation under Rule 144(k) under the Securities Act.

                  (l) Indemnification.

                      (i) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Participating Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each person who controls any such Participating Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that; (1) such untrue statements or omissions are based solely upon information regarding such Participating Holder furnished in writing to the Company by such Participating Holder expressly for use therein, or to the extent that such information relates to such Participating Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Participating Holder expressly for use in the registration statement or (2) in the case of the occurrence of any event or passage of time that makes the financial statements included in the registration statement ineligible for inclusion therein or any statement made in the registration statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the registration statement, prospectus or other documents so that, in the case of the registration statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a "Material Event"), the use by such Participating Holder of an outdated or defective prospectus after the Company has notified such Participating Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Participating Holder of a notice by the Company that the use of the applicable prospectus may be resumed. The Company shall notify the Participating Holders promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. In addition, the Company shall not be liable to any person who participates as an underwriter in any such registration or any other person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability or action arises out of such person's failure to send or give, at or prior to the written confirmation of the sale of securities, a copy of the final prospectus as the same may be then supplements or amended to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission, if such statement or omission was corrected in such final prospectus.

                  (ii) Indemnification by Holders. Each Participating Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Participating Holder to the Company specifically for inclusion in such registration statement or such prospectus or to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Participating Holder furnished in writing to the Company by such Participating Holder expressly for use therein, or to the extent that such information relates to such Participating Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Participating Holder expressly for use in the registration statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of a Material Event, the use by such Participating Holder of an outdated or defective Prospectus after the Company has notified such Participating Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Participating Holder of a notice by the Company that the use of the applicable prospectus may be resumed. In no event shall the liability of any selling Participating Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (iii) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 3.10, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (iv) Contribution. If a claim for indemnification pursuant to this Section 3.10 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section, no Participating Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Participating Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Participating Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         3.11 CIT Loan. The Company is in the process of negotiating a revolving line of credit with The CIT Group ( the "CIT Loan") which shall close no later than February 23, 2001, provided, that if the CIT Loan does not close by that date then the Company shall return the purchase price by the Purchasers to the Purchasers and this Agreement shall thereafter be of no further force or effect.


                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $30,000 for the preparation and negotiation of the Transaction Documents. The amount contemplated by the immediately preceding sentence shall be retained by the Purchasers and shall not be delivered to the Company at the Closing. Other than the amount contemplated in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

         4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto and the Transfer Agent Instructions contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:  RxBazaar.com, Inc.
                             200 Highland Avenue, Suite 301
                             Needham, Massachusetts 02494
                             Facsimile No.: (781) 449 5190
                             Attn: Peri Onipede

         With copies to:    Chu, Ring & Hazel
                            49 Melcher St.
                            Boston, Massachusetts 02210
                            Facsimile No.: (617) 443-9840
                            Attn: Nina Ross

         If to a Purchaser: To the address set forth under such Purchaser's name on the signature pages hereto;


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company.

         4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.8 Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing, the delivery, exchange and/or conversion of the Shares, exercise of the Warrants and the delivery of the Underlying Shares.

         4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         4.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


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



                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                               RXBAZAAR.COM, INC.


                               By: /s/ C. Robert Cusick
                                   ---------------------------
                               Title: Executive Vice President







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


                               KENILWORTH LLC


                               By:
                                   -------------------------------
                                   Name: Navigator Management Ltd.
                                   Title: Director


                               Purchase Price for Shares to be
                               acquired at Closing: $ 3,700,000




         Address for Notice:   Kenilworth LLC
                               c/o Citco Trustees (Cayman) Limited
                               Commercial Centre
                               P.O. Box 31106 SMB
                               Grand Cayman
                               Cayman Islands
                               British West Indies
                               Facsimile No.: (345) 945-7566

         With copies to:       Robinson Silverman Pearce Aronsohn & Berman LLP
                               1290 Avenue of the Americas
                               New York, NY  10104
                               Facsimile No.:  (212) 541-4630 and (212) 541-1432
                               Attn:  Eric L. Cohen, Esq.




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




                               THE ENDEAVOUR CAPITAL INVESTMENT FUND S.A.



                               By:
                                   -------------------------
                                   Name: Shmuli Margulies
                                   Title: Director

                               Purchase Price for Shares to be
                               acquired at Closing: $ 1,000,000


                                   Address for Notice:

                                   The Endeavour Capital Investment Fund S.A.
                                   c/o Lion Corporate Services
                                   Cumberland House
                                   #27 Cumberland Street
                                   P.O.Box N-10818
                                   Nassau, The Bahamas
                                   Facsimile No.: (242) 356-4147
                                   Attn: Barry Herman

                                   With copies to:

                                   Endeavour Advisers Ltd.
                                   P.O.B. 57116
                                   Jerusalem 91570
                                   Yirmeyahu St. 46/21
                                   Jerusalem  94467
                                   Israel
                                   Attn: Shmuli Margulies
                                   Facsimile No.: (972-2) 500-3318/9

                                   With copies also to:

                                   Robinson Silverman Pearce Aronsohn
                                   & Berman LLP
                                   1290 Avenue of the Americas
                                   New York, NY  10104
                                   Facsimile No.:(212)541-4630 and (212)541-1432
                                   Attn:  Eric L. Cohen, Esq.